SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                       -----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        March 12, 1996
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                               Merrill Lynch & Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-7182                           13-2740599
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     (State or Other               (Commission                  (I.R.S. Employer
     Jurisdiction of              File Number)               Identification No.)
     Incorporation)



World Financial Center, North Tower, New York, New York               10281-1332
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
---------------------

Exhibits are filed herewith in connection with various registration statements filed from time to time by Merrill Lynch & Co., Inc. ("ML&Co."). These exhibits set forth the audited financial statements for ML&Co. for its 1995 fiscal year and other supplementary information.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (23)        Independent Auditors' Consent

     (99)        Additional Exhibits

                 (i)    -- Financial Highlights

                        -- Selected Financial Data

                        -- Management's Discussion and Analysis

                        -- Statements of Consolidated Earnings

                        -- Consolidated Balance Sheets

                        -- Statements of Changes in Consolidated Stockholders'
                           Equity

                        -- Statements of Consolidated Cash Flows

                        -- Notes to Consolidated Financial Statements

                        -- Independent Auditors' Report

                        -- Five-Year Financial Summary

                        -- Statistical Data

                        -- Quarterly Information

                 (ii)   Independent Auditors' Report




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






                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            MERRILL LYNCH & CO., INC.
                                            -------------------------
                                                   (Registrant)


                                            By:   /s/ Joseph T. Willett
                                                -----------------------
                                                Joseph T. Willett
                                                Senior Vice President,
                                                Chief Financial Officer



Date:  March 12, 1996









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




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED MARCH 12, 1996



                                          Commission File Number 1-7182

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.           Description
-----------           -----------

     (23)        Independent Auditors' Consent

     (99)        Additional Exhibits

                 (i)    -- Financial Highlights

                        -- Selected Financial Data

                        -- Management's Discussion and Analysis

                        -- Statements of Consolidated Earnings

                        -- Consolidated Balance Sheets

                        -- Statements of Changes in Consolidated Stockholders'
                           Equity

                        -- Statements of Consolidated Cash Flows

                        -- Notes to Consolidated Financial Statements

                        -- Independent Auditors' Report

                        -- Five-Year Financial Summary

                        -- Statistical Data

                        -- Quarterly Information

                 (ii)   Independent Auditors' Report






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